UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number

811-22928

Carlyle Select Trust

(Exact name of registrant as specified in charter)

520 Madison Avenue, 38th Floor, New York, NY 10022

(Address of principal executive offices) (Zip code)

Orit Mizrachi

Chief Operating Officer

Carlyle Select Trust

520 Madison Avenue, 38th Floor

New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 813-4900

Date of fiscal year end: 12/31

Date of reporting period: 09/30/14

Item 1.    Schedule of Investments

File the Schedules as of the close of the reporting period as set forth in §§210.12-12-12-14 of Regulation S-X [17 CFR 210.12-12-12-14]. The Schedules need not be audited.

Carlyle Core Allocation Fund - Consolidated Schedule of Investments

September 30, 2014

(Unaudited)

Security			Shares / Principal Amount	Value
Exchange-Traded Funds - 94.7%
iPath Dow Jones-UBS Commodity Index Total Return ETN			95,332	$3,276,561
iShares Core U.S. Aggregate Bond ETF			32,418	3,537,128
iShares iBoxx $ High Yield Corporate Bond ETF			32,787	3,014,765
iShares JP Morgan USD Emerging Markets Bond ETF			48,793	5,506,290
iShares MSCI EAFE ETF			28,319	1,815,814
iShares MSCI Emerging Markets ETF			31,992	1,329,588
iShares Russell 2000 ETF			12,189	1,332,867
iShares TIPS Bond ETF			55,655	6,237,256
iShares U.S. Real Estate ETF			14,180	981,256
PowerShares Emerging Markets Sovereign Debt Portfolio			156,561	4,455,726
ProShares UltraShort 20+ Year Treasury			48,664	2,741,243
SPDR Barclays High Yield Bond ETF			69,430	2,789,697
SPDR S&P 500 ETF Trust			17,204	3,389,532
Vanguard FTSE Developed Markets ETF			48,835	1,941,191
Vanguard FTSE Emerging Markets ETF			44,239	1,845,209
Vanguard REIT ETF			25,630	1,841,516
Vanguard Total Bond Market ETF			63,429	5,196,738
Vanguard Total International Bond ETF			33,394	1,740,161
Total Exchange-Traded Funds (identified cost $54,171,539)				$52,972,538
Short-Term Investment - 5.6%
State Street Euro Time Deposit 0.01%, 10/01/2014 (identified cost $3,158,993)			3,158,993	$3,158,993

Description	Principal Amount (000’s omitted)	Strike Price	Expiration Date	Value
Call Option Purchased - 0.1%
CBOE SPX Volatility Index (identified cost $25,855)	275	18.00	10/22/14	$29,563
Total Investments — 100.4% (identified cost $57,356,387)				$56,161,094

Description	Principal Amount (000’s omitted)	Strike Price	Expiration Date	Value
Call Options Written - (0.2%)
iShares MSCI EAFE ETF	21	64.00	11/22/14	$(2,919)
iShares MSCI EAFE ETF	21	65.00	11/22/14	(1,806)
iShares MSCI EAFE ETF	69	66.00	10/18/14	(690)
iShares MSCI EAFE ETF	21	66.00	11/22/14	(987)
iShares MSCI EAFE ETF	69	67.00	10/18/14	(138)
iShares MSCI EAFE ETF	69	68.00	10/18/14	(207)
iShares MSCI Emerging Markets ETF	23	42.00	11/22/14	(2,174)
iShares MSCI Emerging Markets ETF	23	43.00	11/22/14	(1,219)

Description	Principal Amount (000’s omitted)	Strike Price	Expiration Date	Value
Call Options Written (continued)
iShares MSCI Emerging Markets ETF	77	44.00	10/18/14	$(269)
iShares MSCI Emerging Markets ETF	23	44.00	11/22/14	(598)
iShares MSCI Emerging Markets ETF	77	45.00	10/18/14	(115)
iShares MSCI Emerging Markets ETF	77	46.00	10/18/14	(154)
iShares Russell 2000 ETF	8	109.00	11/22/14	(2,792)
iShares Russell 2000 ETF	8	111.00	11/22/14	(1,928)
iShares Russell 2000 ETF	8	113.00	11/22/14	(1,220)
iShares Russell 2000 ETF	29	114.00	10/18/14	(739)
iShares Russell 2000 ETF	29	116.00	10/18/14	(203)
iShares Russell 2000 ETF	29	118.00	10/18/14	(87)
ProShares UltraShort 20+ Year Treasury	119	54.00	10/18/14	(31,297)
ProShares UltraShort 20+ Year Treasury	35	55.00	11/22/14	(9,205)
ProShares UltraShort 20+ Year Treasury	119	56.00	10/18/14	(15,173)
ProShares UltraShort 20+ Year Treasury	35	56.00	11/22/14	(7,280)
ProShares UltraShort 20+ Year Treasury	35	57.00	11/22/14	(5,635)
ProShares UltraShort 20+ Year Treasury	119	58.00	10/18/14	(5,831)
SPDR S&P 500 ETF Trust	13	193.00	11/22/14	(8,951)
SPDR S&P 500 ETF Trust	42	196.00	10/18/14	(12,642)
SPDR S&P 500 ETF Trust	13	197.00	11/22/14	(5,402)
SPDR S&P 500 ETF Trust	42	200.00	10/18/14	(3,633)
SPDR S&P 500 ETF Trust	13	201.00	11/22/14	(2,587)
SPDR S&P 500 ETF Trust	42	205.00	10/18/14	(273)
Total Call Options Written (premiums received $(247,617))				$(126,154)
Other Assets Less Liabilities — (0.2)%				$(96,155)
Net Assets — 100.0%				$55,938,785

The percentage shown for each investment category in the Consolidated Schedule of Investments is based on net assets.

All amounts are valued in U.S. dollars unless otherwise indicated. See Note 2 of accompanying Notes to Consolidated Schedule of Investments.

See Notes to Consolidated Schedule of Investments.

    Carlyle Core Allocation Fund - Consolidated Schedule of Investments

    September 30, 2014

    (Unaudited)

Exchange Traded Futures Contracts

Expiration Month/Year	Contracts	Position	Value on Trade Date	Value at 09/30/14	Net Unrealized Appreciation (Depreciation)
10/14	25 CBOE Volatility Index	Long	$382,797	$407,500	$24,703
12/14	17 Gold	Long	2,196,155	2,059,720	(136,435)
12/14	7 S&P 500 E-Mini Index	Long	688,536	687,925	(611)
					$(112,343)

At September 30, 2014, cash in the amount of $210,540 was held at clearing broker.

Abbreviations:
CBOE	Chicago Board of Exchange
EAFE	Europe, Australasia Far East
ETF	Exchange Traded Fund
ETN	Exchange Traded Notes
FTSE	Financial Times and Stock Exchange
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust
S&P	Standard and Poor’s
SPDR	Standard and Poor’s Depositary Receipt
SPX	S&P 500 Index
TIPS	Treasury Inflation-Protected Securities
USD	United States Dollar

See Notes to Consolidated Schedule of Investments.

Notes to Consolidated Schedule of Investments - September 30, 2014 (Unaudited)

1. Organization

Carlyle Core Allocation Fund (the “Fund”) is a series of Carlyle Select Trust (the “Trust”). The Trust is organized as a Delaware statutory trust, was formed on December 18, 2013 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company consisting currently of two separate series, each authorized to issue an unlimited number of shares of beneficial interest.

The Fund’s investment objective is to seek long term total returns. The Fund seeks to achieve its investment objective by allocating capital across major asset classes: equities, debt, real estate, commodities, currencies and volatility, and within such classes in a variety of investments, including developed and emerging market equities, traditional and inflation linked bonds, credit spreads, gold, oil and real estate (through investments in real estate investment trusts). In allocating across asset classes, Carlyle GMS Investment Management L.L.C. (the “Manager”) takes a “balanced risk” approach (similar to risk parity), a trading strategy that actively seeks to allocate capital such that each asset class contributes the same amount of risk to the overall Fund. Generally, lower volatility asset classes (e.g., nominal and inflation-linked bonds) will receive higher notional allocations than higher risk asset classes (e.g., developed and emerging market equities). While the Fund intends to invest primarily in shares of exchange-traded funds (“ETFs”), it also intends to utilize a variety of other types of financial instruments to gain exposure to target asset classes.

The Fund obtains most of its direct exposure to commodities (including ETFs that do not generate “qualifying income” for Federal income tax purposes) through its investments in Carlyle Cayman Core Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands on February 10, 2014, in order to remain within the limits of the federal tax laws, rules and regulations that apply to registered investment companies. The Subsidiary may invest without limitation in commodity-linked derivative instruments that provide exposure to commodities. However, the Subsidiary is subject to the same fundamental and non-fundamental investment restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund is actively managed and the Manager will vary the Fund’s exposures to asset classes based on the Manager’s evaluation of investment opportunities within and across asset classes. The Manager uses proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. Shifts in allocations among asset classes or instruments will be determined using models based on the Manager’s measurement of volatility and covariance among asset classes.

The Fund is “non-diversified” for the purposes of the 1940 Act and, to the extent consistent with the Fund’s election to qualify as a regulated investment company for U.S. federal income tax purposes, may invest a relatively high percentage of its assets in a low number of investments, or a single issuer, primarily within the same economic sector. As a result, changes in the market value of a single issuer or investment could cause greater fluctuations in the value of the Fund’s shares than would occur in a more diversified fund.

The Fund currently consists of two different classes of shares: Class N and Class I. Neither Class N shares nor Class I shares are subject to an initial sales charge or a contingent deferred sales charge.

2. Investment Valuation

The Fund’s Net Asset Value (the “NAV”) is computed as of the scheduled close of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day during which the NYSE is open for trading. If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV per share of the Fund is computed by dividing the total current value of the assets of the Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time such computation is made.

The Fund values its investments for which market quotations are readily available at market value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates from independent pricing services on that day. The Fund values securities and assets for which market quotations are unavailable at “fair value,” which is described below.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events that affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where the Manager or Sub-Administrator determines that the closing price of the security is stale or unreliable, the Fund will value the security at its fair value using valuation procedures approved by the Board of Trustees (the “Valuation Procedures”).

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. A fair value price is an estimated price that requires consideration of all appropriate factors, including indications of fair value available from independent pricing services. Fair value pricing involves judgment and a Fund that uses fair value methodologies may value securities higher or lower than another Fund using market quotations or its own fair value methodologies to price the same securities. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different methodology.

For purposes of determining fair value, the Board of Trustees has delegated the daily determination to: a pricing committee comprised of representatives of the Manager for the Carlyle Core Allocation Fund. The pricing committee acts in accordance with the Valuation Procedures. Fair value pricing methods and independent pricing services can change from time to time as approved by the Board of Trustees. The Board of Trustees has also established a Valuation Committee of the Board and has delegated to the Valuation Committee the responsibility for determining fair value for those investments that cannot be valued by the pricing committee pursuant to the Valuation Procedures.

Specific types of securities are valued as follows:

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. The Fund normally values domestic equity securities at the market quoted last sale price on the exchange on which the security is principally traded, if available, otherwise at the last quoted bid price for equities purchased and at the quoted ask price for equities sold short. If market quotations are not available or are unreliable, the pricing committee will value the security at fair value in good faith using the Valuation Procedures.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the quoted last sales price on the exchange on which the security is principally traded, if available, otherwise at the last quoted bid price. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that the Manager determines, in its judgment, is likely to have affected the closing price of a foreign security, then the price of that security will be determined by the pricing committee using the Valuation Procedures.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. The Fund’s short-term fixed income securities maturing in less than 60 days are valued at amortized cost which approximates fair value. Government and other fixed income securities (other than short-term fixed income securities maturing in less than 60 days) normally are valued on the basis of prices provided by independent pricing services or market makers. Prices received from independent pricing services are fair value prices. In addition, if the price provided by the independent pricing service and market makers is unreliable, the pricing committee will fair value the security using the Valuation Procedures.

Futures and Options. Futures contracts, options on futures contracts and options, other than equity options, are valued at the final settlement price set by the exchange on which they are principally traded. Equity options are generally valued at the mid-price of the closing bid and ask prices. If either the closing bid or ask price is not available, the Fund will generally value equity options at the bid price if the options are held long or the ask price if the options are held short.

Other Non-Exchange Traded Derivatives and Swap Agreements. Non-exchange traded derivatives will generally be valued based on the price obtained from independent pricing services and market makers. In the case of certain non-exchange traded derivatives, such as swap agreements, the value will be based on the price of the underlying reference instrument, as determined by independent pricing services or as determined by market makers based on the nature and/or terms of the specific derivative. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds, ETFs and Closed-end Funds. If the Fund invests in other open-end funds, other than open-end funds that are exchange traded, such as ETFs, the investing Fund will calculate its net asset value using the last published net asset value of the underlying fund in which it invests, and the prospectuses for such open-end funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

The Fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day.

Shares of ETFs and closed-end investment companies are normally valued at the last quoted sales price on the principal exchange on which such funds are traded.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), the Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Fund may invest up to 25% of its total assets in shares of its Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current net asset value per share every regular business day. The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary’s portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Fund, which require, among other things, that the Subsidiary’s portfolio investments be marked-to-market (that is, the value on the Subsidiary’s books changes) each business day to reflect changes in the market value of the investment.

The Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary.

3. Derivative Instruments

Futures

Upon the purchase or sale of a futures contract, initially, the Fund is required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Manager may elect to close the position by taking an opposite position, subject to the availability of a market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and the Fund realizes a loss or gain.

Written Options

Premiums received from written options that have expired are treated as a realized gain. Premiums received from written options that exercised or sold are added to or offset against the proceeds or amount paid on the transactions to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of value of the index over the strike price of the option (in case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination.

Written options activity for the period from August 1, 2014 (date of commencement) to September 30, 2014 was as follows:

	Number of Contracts	Premiums Received ($)

Outstanding, beginning of period	-	$	-

Options written	3,084		538,573

Options terminated in closing purchase transactions	(1,776)		(290,956)

Outstanding, end of period	1,308	$	247,617

At September 30, 2014, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Purchased Options

Premiums paid for purchased options are included in the investment on the Consolidated Schedule of Investments. As a purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option.

4. Fair Value Measurements

The Fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 - valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 - valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 - valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of September 30, 2014 and during the period from August 1, 2014 (date of commencement) to September 30, 2014 all investments were Level 1. The Consolidated Schedule of Investments provides additional information on the Fund’s portfolio holdings.

5. Federal Tax Information

As of September 30, 2014, the components of investments for federal income tax purposes were as follows:

Cost of investments	$	57,356,387

Unrealized appreciation on investments		37,533
Unrealized depreciation on investments		(1,232,826)

Net unrealized appreciation (depreciation) of investments	$	(1,195,293)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

ITEM 2.    CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective as of a date within 90 days prior to the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3.    EXHIBITS.

Separate certifications by the Registrant’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached: EX-99 CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carlyle Select Trust

By:	/s/ Michael J. Petrick
Michael J. Petrick
President and Chief Executive Officer
(Principal Executive Officer)

Date: November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael J. Petrick
Michael J. Petrick
President and Chief Executive Officer
(Principal Executive Officer)

Date: November 25, 2014

By:	/s/ Orit Mizrachi
Orit Mizrachi
Interim Chief Financial Officer
(performing the functions of Principal Financial Officer)

Date: November 25, 2014